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                                 FIRST AMENDMENT TO
                         INTERNATIONAL RECTIFIER CORPORATION
                        GRANTOR TRUST FOR RETIREMENT BENEFITS
                                    FOR ERIC LIDOW

     WHEREAS, International Rectifier Corporation (the "Company") and Union Bank of California, N.A. (the "Trustee") have previously entered into an agreement establishing the International Rectifier Corporation Grantor Trust For Eric Lidow (the "Agreement"); and

     WHEREAS, Section 11 of the Agreement provides that the Agreement may be amended by a written instrument signed by the Trustee and the Company; and

     WHEREAS, the Company and the Trustee have determined that it is desirable to amend the Agreement as set forth herein:

     NOW, THEREFORE, the Company and the Trustee agree that the first sentence of Section 2(a) of the Agreement shall be amended in its entirety to read as follows:

     "Upon the Corporation's termination of Eric Lidow's employment for any reason other than Cause, or upon Eric Lidow's resignation following a Change in Control of the Company (as "Cause" and "Change in Control" are defined in the Employment Agreement), or upon Eric Lidow's exercise of his right to reduce his pension in accordance with Section 3(c) of the Employment Agreement, the Company or such party as it shall designate in writing to the Trustee shall deliver to the Trustee a written schedule (a "Payment Schedule") that indicates the amounts payable to Eric Lidow or his spouse, or that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for under the Employment Agreement), and the time of commencement for payment of such amounts."

     This amendment shall be effective as of the date set forth below.

     IN WITNESS WHEREOF, this First Amendment to International Rectifier Corporation Grantor Trust for Retirement Benefits For Eric Lidow is executed this 22 day of June, 1998.

                                        INTERNATIONAL RECTIFIER CORPORATION

                                        By /s/ Robert J. Mueller
                                           ---------------------

                                        UNION BANK OF CALIFORNIA, N.A. TRUSTEE

                                        By: /s/ Amy Marks
                                           ---------------------

                                        By: /s/ Rosemarie Rodriguez
                                           ---------------------